Exhibit 99.1

FMC Corporation
2929 Walnut Street
Philadelphia, PA 19104
USA
News Release
215.299.6000
fmc.com
For Release: Immediate

Media contact: Nicole Canning +1.215.299.5916
Nicole.Canning@fmc.com
Investor contact: Zack Zaki +1.215.299.5899
Zack.Zaki@fmc.com
FMC Corporation outlines new strategic growth plan
•Provides preliminary 2024 outlook1 including revenue of $4.65 billion to $4.85 billion, adjusted EBITDA of $1.025 billion to $1.125 billion and free cash flow conversion of greater than 100 percent
•Initiates three-year rolling financial goals with 2026 revenue expected to be $5.5 billion to $6.0 billion and adjusted EBITDA of $1.3 billion to $1.5 billion
•Announces strategic review of non-core assets including potential sale of FMC’s non-crop product line, Global Specialty Solutions
•Ten-year revenue aspiration includes approximately $2 billion from Plant Health business and approximately $2 billion from four new active ingredients in R&D pipeline
PHILADELPHIA, November 17, 2023 – FMC Corporation (NYSE:FMC) hosted its Investor Day on November 16 at FMC corporate headquarters in Philadelphia where the company introduced its new strategic growth plan, reviewed three-year financial goals and longer-term financial aspirations through 2033, and provided its preliminary outlook for 2024. The company also outlined cost savings targets and key elements that will drive sustained profitable growth.
FMC’s strategic plan is anchored in three core ambitions: to strengthen the company’s relationship with growers, ensuring they receive sound, accurate and timely guidance about the right products and technologies that best address their needs; to deliver superior growth and returns; and to maintain the company’s leadership in safety, sustainability and innovation. Actions and specific plans that drive each ambition are summarized in eight strategic imperatives.

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“We were pleased to host a strong turnout and communicate our path to profitable growth anchored by strategic imperatives,” said Mark Douglas, president and chief executive officer. “These range from strengthening our relationship with growers to ensure they have the best guidance on using the right technologies that address their needs, growing our leading Plant Health business, accelerating the discovery and commercialization of our R&D pipeline, and increasing operating leverage that leads to a leaner organization. Executing on these initiatives will provide more valuable tools to growers to protect their crops while FMC achieves growth on the top and bottom line.”
Development and commercial launch of new products was a significant Investor Day theme, with Diane Allemang, executive vice president and chief marketing officer, presenting new patented formulations and mixtures of existing molecules, including FMC’s industry-leading diamides, as key drivers of revenue growth. Dr. Seva Rostovstev, vice president and chief technology officer, provided details on the R&D pipeline including four new active synthetic ingredients that are expected to provide approximately $2 billion of revenue by 2033. New products and innovation were also key themes presented by vice president and global Plant Health business director Dr. Bénédicte Flambard, who outlined the company’s plan to grow FMC’s biologicals platform to approximately $2 billion in revenue by 2033. Ronaldo Pereira, executive vice president and president of Americas, discussed how strengthening FMC’s relationship as a trusted advisor to growers will help support the new product introductions in the years to come. Vice President of Procurement, Logistics and Global Facilities, Thaisa Hugenneyer reviewed how a resilient, agile, cost-efficient supply chain will support existing as well as new products throughout the strategic plan timeframe.
Andrew Sandifer, executive vice president and chief financial officer, provided an overview of mid-term financial goals and longer-term aspirations, as well as expectations for leverage levels. He also provided a preliminary outlook for 2024.
“We expect 2024 to be a year of substantial cash generation driven by improved earnings and a release of working capital,” Sandifer said. “Over the next 18 to 24 months we anticipate significant free cash flow and a return to more normal leverage levels with a new average net leverage target of approximately 2 times adjusted EBITDA.”
Additional details about FMC’s new strategic growth plan and the full FMC Investor Day presentation and transcript can be accessed on the FMC investor website.

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About FMC
FMC Corporation is a global agricultural sciences company dedicated to helping growers produce food, feed, fiber and fuel for an expanding world population while adapting to a changing environment. FMC’s innovative crop protection solutions – including biologicals, crop nutrition, digital and precision agriculture – enable growers, crop advisers and turf and pest management professionals to address their toughest challenges economically while protecting the environment. With approximately 6,600 employees at more than 100 sites worldwide, FMC is committed to discovering new herbicide, insecticide and fungicide active ingredients, product formulations and pioneering technologies that are consistently better for the planet. Visit fmc.com to learn more and follow us on LinkedIn®.
Statement under the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995: FMC and its representatives may from time to time make written or oral statements that are “forward-looking” and provide other than historical information, including statements contained in this press release, in FMC’s other filings with the SEC, and in reports or letters to FMC stockholders.
In some cases, FMC has identified these forward-looking statements by such words or phrases as "will likely result," "is confident that," "expect," "expects," "should," "could," "may," "will continue to," "believe," "believes," "anticipates," "predicts," "forecasts," "estimates," "projects," "potential," "intends" or similar expressions identifying "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including the negative of those words or phrases. Such forward-looking statements are based on our current views and assumptions regarding future events, future business conditions and the outlook for the company based on currently available information.
The forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results to be materially different from any results, levels of activity, performance or achievements expressed or implied by any forward-looking statement. These statements are qualified by reference to the risk factors included in Part I, Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2022 (the "2022 Form 10-K"), the section captioned "Forward-Looking Information" in Part II of the 2022 Form 10-K and to similar risk factors and cautionary statements in all other reports and forms filed with the Securities and Exchange Commission ("SEC"). Moreover, investors are cautioned to interpret many of these factors as being impacted as a result of the residual adverse impacts of COVID and governmental, business, and societal responses to COVID. We wish to caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. Forward-looking statements are qualified in their entirety by the above cautionary statement.

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We specifically decline to undertake any obligation, and specifically disclaims any duty, to publicly update or revise any forward-looking statements that have been made to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events, except as may be required by law.
This press release contains certain “non-GAAP financial terms” which are defined on our website www.fmc.com/investors. Such terms include adjusted EBITDA, adjusted earnings, free cash flow, organic revenue growth and return on invested capital. In addition, we have also provided on our website reconciliations of non-GAAP terms to the most directly comparable GAAP term.
1.Although we provide forecasts for adjusted earnings per share, adjusted EBITDA, free cash flow and return on invested capital (non-GAAP financial measures), we are not able to forecast the most directly comparable measures calculated and presented in accordance with GAAP. Certain elements of the composition of the GAAP amounts are not predictable, making it impractical for us to forecast. Such elements include, but are not limited to, restructuring, acquisition charges, and discontinued operations. As a result, no GAAP outlook is provided.
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